Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Global/International Fund, Inc. (formerly Deutsche Global/International Fund, Inc.) of our report dated December 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Emerging Markets Fixed Income Fund’s (formerly Deutsche Emerging Markets Fixed Income Fund) Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Global/International Fund, Inc. (formerly Deutsche Global/International Fund, Inc.) of our report dated December 20, 2018, relating to the financial statements and financial highlights, which appears in DWS Global Small Cap Fund’s (formerly Deutsche Global Small Cap Fund) Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Global/International Fund, Inc. (formerly Deutsche Global/International Fund, Inc.) of our report dated December 20, 2018, relating to the financial statements and financial highlights, which appears in DWS High Conviction Global Bond Fund’s (formerly Deutsche High Conviction Global Bond Fund) Annual Report on Form N-CSR for the year ended October 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

January 28, 2019